May 15, 1997
                    DREYFUS PREMIER GLOBAL INVESTING, INC.
                           SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 3, 1997
        Beginning August 1, 1997, the Fund, which currently has approximately 30% of its assets invested in securities of domestic issuers, plans to invest substantially all of its assets in the securities of foreign issuers, except when maintaining a temporary defensive position. Concurrent with this change in investment policy, the Fund's name will be changed to "Dreyfus Premier International Growth Fund, Inc." See "Description of the Fund _ Investment Considerations and Risks _ Foreign Securities."
                                                                    092s051597